Exhibit 99.1
Lucid Announces First Quarter 2024 Financial Results

•Produced 1,728 vehicles in Q1; on track for annual production of approximately 9,000 vehicles
•Delivered 1,967 vehicles in Q1, up 39.9% compared to Q1 2023
•Q1 revenue of $172.7 million
•Successfully raised $1.0 billion via private placement to an affiliate of the Public Investment Fund (PIF)
•Ended the quarter with approximately $5.03 billion of total liquidity

NEWARK, Calif. — May 6, 2024 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced electric vehicles, today announced financial results for its first quarter ended March 31, 2024. The earnings presentation is available on its investor relations website (https://ir.lucidmotors.com).
Lucid reported Q1 revenue of $172.7 million on deliveries of 1,967 vehicles and expects to manufacture approximately 9,000 vehicles in 2024. In Q1, Lucid raised $1.0 billion in financing via a private placement to an affiliate of the PIF, reflecting the PIF’s continued and steadfast support of the Company. Lucid ended the first quarter with approximately $5.03 billion in total liquidity.
“I believe there are two factors that set Lucid apart – our superior, in-house technology and the partnership with the PIF,” said Peter Rawlinson, CEO and CTO at Lucid. “Our sales momentum is building, our focus upon cost remains relentless, and we believe Gravity is on track to become the best SUV in the world.”
“We continue to make significant progress on our cost optimization programs,” said Gagan Dhingra, Interim Chief Financial Officer and Principal Accounting Officer at Lucid. “We’re focused on significant growth as we enter the next transformational phase of Lucid’s end markets while simultaneously driving cost discipline.”
Lucid will host a conference call for analysts and investors at 2:30 P.M. PT / 5:30 P.M. ET on May 6, 2024. The live webcast of the conference call will be available on the Investor Relations website at ir.lucidmotors.com. Following the completion of the call, a replay will be available on the same website. Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
About Lucid Group
Lucid’s mission is to inspire the adoption of sustainable energy by creating advanced technologies and the most captivating luxury electric vehicles centered around the human experience. The Company’s first car, the Air, is a state-of-the-art luxury sedan with a California-inspired design. Assembled at Lucid’s factories in Casa Grande, Arizona, and King Abdullah Economic City (KAEC), Saudi Arabia, deliveries of Lucid Air are currently underway to customers in the U.S., Canada, Europe, and the Middle East.
Investor Relations Contact

investor@lucidmotors.com

Media Contact

media@lucidmotors.com
Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

Forward Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding financial and operating outlook and guidance, future capital expenditures and other operating expenses, ability to control costs, expectations and timing related to commercial product launches, including the Gravity SUV and Midsize programs, production and delivery volumes, expectations regarding market opportunities and demand for Lucid’s products, the range and performance of Lucid’s vehicles, plans and expectations regarding the Gravity SUV program, including performance, driving range, features, specifications, and potential impact on markets, plans and expectations regarding Lucid’s software, plans and expectations regarding Lucid’s systems approach to the design of the vehicles, plans and expectations regarding Lucid’s integration with North American Charging Standard, including timing and benefits, estimate of the length of time Lucid’s existing cash, cash equivalents and investments will be sufficient to fund planned operations, plans and expectations regarding its future capital raises and funding strategy, the timing of vehicle deliveries, plans and expectations regarding future manufacturing capabilities and facilities, studio and service center openings, ability to mitigate supply chain and logistics risks, plans and expectations regarding Lucid’s AMP-1 and AMP-2 manufacturing facilities, including potential benefits, ability to vertically integrate production processes, future sales channels and strategies, future market launches and international expansion, plans and expectations regarding the purchase agreement with the government of Saudi Arabia, including the total number of vehicles that may be purchased under the agreement, expected order quantities, and the quantity and timing of vehicle deliveries, Lucid’s ability to grow its brand awareness, the potential success of Lucid’s direct-to-consumer sales strategy and future vehicle programs, potential automotive partnerships, including plans and expectations regarding Lucid’s strategic technology arrangement with Aston Martin, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions, including government closures of banks and liquidity concerns at other financial institutions, a potential global economic recession or other downturn and global conflicts or other geopolitical events; risks related to changes in overall demand for Lucid’s products and services and cancellation of orders for Lucid’s vehicles; risks related to prices and availability of commodities, Lucid’s supply chain, logistics, inventory management and quality control, and Lucid’s ability to complete the tooling of its manufacturing facilities over time and scale production of the Lucid Air and other vehicles; risks related to the uncertainty of Lucid’s projected financial information; risks related to the timing of expected business milestones and commercial product launches; risks related to the expansion of Lucid’s manufacturing facility, the construction of new manufacturing facilities and the increase of Lucid’s production capacity; Lucid’s ability to manage expenses and control costs; risks related to future market adoption of Lucid’s offerings; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business; changes in regulatory requirements, governmental incentives and fuel and energy prices; Lucid’s ability to rapidly innovate; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team; risks related to potential vehicle recalls and buybacks; Lucid’s ability to establish and expand its brand, and capture additional market share, and the risks associated with negative press or reputational harm; Lucid’s ability to effectively utilize or obtain certain credits and other incentives; Lucid’s ability to conduct equity, equity-linked or debt financings in the future; Lucid’s ability to pay interest and principal on its indebtedness; future changes to vehicle specifications which may impact performance, pricing and other expectations; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed under the heading “Risk Factors” in Part II, Item 1A of Lucid’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, as well as in other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Non-GAAP Financial Measures and Key Business Metrics
Condensed consolidated financial information has been presented in accordance with US GAAP (“GAAP”) as well as on a non-GAAP basis to supplement our condensed consolidated financial results. Lucid’s non-GAAP financial measures include Adjusted EBITDA and Free Cash Flow which are discussed below.
Adjusted EBITDA is defined as net loss before (1) interest expense, (2) interest income, (3) provision for income taxes, (4) depreciation and amortization, (5) change in fair value of common stock warrant liability, (6) change in fair value of equity securities of a related party, (7) stock-based compensation, and (8) restructuring charges. Lucid believes that Adjusted EBITDA provides useful information to Lucid’s management and investors about Lucid’s financial performance. Free Cash Flow is defined as net cash used in operating activities less capital expenditures. Lucid believes that Free Cash Flow provides useful information to Lucid’s management and investors about the amount of cash generated by the business after necessary capital expenditures.
These non-GAAP financial measures facilitate management’s internal comparisons to Lucid’s historical performance. Management believes that it is useful to supplement its GAAP financial statements with this non-GAAP information because management uses such information internally for its operating, budgeting, and financial planning purposes. Management also believes that presentation of the non-GAAP financial measures provides useful information to Lucid’s investors regarding measures of our financial condition and results of operations that Lucid uses to run the business and therefore allows investors to better understand Lucid’s performance. However, these non-GAAP financial and key performance measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP.
Non-GAAP information is not prepared under a comprehensive set of accounting rules and therefore, should only be read in conjunction with financial information reported under GAAP when understanding Lucid’s operating performance. In addition, other companies, including companies in Lucid’s industry, may calculate non-GAAP financial measures and key performance measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Lucid’s non-GAAP financial measures and key performance measures as tools for comparison. A reconciliation between GAAP and non-GAAP financial information is presented below.

LUCID GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share and per share data)

	March 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$2,169,489	$1,369,947
Short-term investments	1,824,900	2,489,798
Accounts receivable, net (including $84,884 and $35,526 from a related party as of March 31, 2024 and December 31, 2023, respectively)	126,930	51,822
Inventory	565,653	696,236
Prepaid expenses	72,135	69,682
Other current assets	74,890	79,670
Total current assets	4,833,997	4,757,155
Property, plant and equipment, net	2,971,601	2,810,867
Right-of-use assets	217,699	221,508
Long-term investments	627,591	461,029
Other noncurrent assets	185,352	180,626
Investments in equity securities of a related party	60,801	81,533
TOTAL ASSETS	$8,897,041	$8,512,718

LIABILITIES
Current liabilities:
Accounts payable	$101,489	$108,724
Accrued compensation	100,641	92,494
Finance lease liabilities, current portion	7,548	8,202
Other current liabilities (including $99,201 and $92,258 associated with related parties as of March 31, 2024 and December 31, 2023, respectively)	827,041	798,990
Total current liabilities	1,036,719	1,008,410
Finance lease liabilities, net of current portion	75,807	77,653
Common stock warrant liability	26,610	53,664
Long-term debt	1,998,251	1,996,960
Other long-term liabilities (including $163,424 and $178,311 associated with related parties as of March 31, 2024 and December 31, 2023, respectively)	525,914	524,339
Derivative liability (related party)	497,100	—
Total liabilities	4,160,401	3,661,026

REDEEMABLE CONVERTIBLE PREFERRED STOCK
Redeemable convertible preferred stock (related party), par value $0.0001; 10,000,000 shares authorized as of March 31, 2024 and December 31, 2023; 100,000 and 0 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively	504,450	—

STOCKHOLDERS’ EQUITY
Common stock, par value $0.0001; 15,000,000,000 shares authorized as of March 31, 2024 and December 31, 2023; 2,307,786,638 and 2,300,111,489 shares issued and 2,306,928,813 and 2,299,253,664 shares outstanding as of March 31, 2024 and December 31, 2023, respectively	231	230
Additional paid-in capital	15,134,686	15,066,080
Treasury stock, at cost, 857,825 shares at March 31, 2024 and December 31, 2023	(20,716)	(20,716)
Accumulated other comprehensive income (loss)	(2,400)	4,850
Accumulated deficit	(10,879,611)	(10,198,752)
Total stockholders’ equity	4,232,190	4,851,692
TOTAL LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$8,897,041	$8,512,718

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(Unaudited)
(in thousands, except share and per share data)

	Three Months Ended March 31,
	2024	2023
Revenue (including $51,366 and $0 revenue from a related party for three months ended March 31, 2024 and 2023, respectively)	$172,740	$149,432

Costs and expenses
Cost of revenue	404,796	500,524
Research and development	284,627	229,803
Selling, general and administrative	213,232	168,770
Restructuring charges	—	22,496
Total cost and expenses	902,655	921,593

Loss from operations	(729,915)	(772,161)

Other income (expense), net
Change in fair value of common stock warrant liability	27,054	(40,802)
Change in fair value of equity securities of a related party	(19,933)	—
Interest income	50,631	40,005
Interest expense	(7,501)	(7,108)
Other income (expense), net	(1,007)	667
Total other income (expense), net	49,244	(7,238)
Loss before provision for income taxes	(680,671)	(779,399)
Provision for income taxes	188	129
Net loss	(680,859)	(779,528)
Accretion of redeemable convertible preferred stock (related party)	(3,901)	—
Net loss attributable to common stockholders, basic and diluted	$(684,760)	$(779,528)

Weighted average shares outstanding attributable to common stockholders, basic and diluted	2,301,870,644	1,831,725,009

Net loss per share attributable to common stockholders, basic and diluted	$(0.30)	$(0.43)

Other comprehensive income (loss)
Net unrealized gains (losses) on investments, net of tax	$(3,262)	$4,035
Foreign currency translation adjustments	(3,988)	—
Total other comprehensive income (loss)	(7,250)	4,035
Comprehensive loss	(688,109)	(775,493)
Accretion of redeemable convertible preferred stock (related party)	(3,901)	—
Comprehensive loss attributable to common stockholders	$(692,010)	$(775,493)

LUCID GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(680,859)	$(779,528)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	68,838	49,838
Amortization of insurance premium	8,589	10,263
Non-cash operating lease cost	7,469	5,830
Stock-based compensation	63,696	53,819
Inventory and firm purchase commitments write-downs	132,298	227,048
Change in fair value of common stock warrant liability	(27,054)	40,802
Net accretion of investment discounts/premiums	(21,304)	(21,395)
Change in fair value of equity securities of a related party	19,933	—
Other non-cash items	(1,255)	2,345
Changes in operating assets and liabilities:
Accounts receivable (including $(49,358) and $0 from a related party for the three months ended March 31, 2024 and 2023, respectively)	(75,196)	17,009
Inventory	(21,002)	(354,154)
Prepaid expenses	(11,042)	(9,082)
Other current assets	3,914	22,193
Other noncurrent assets	(4,369)	(27,337)
Accounts payable	(3,533)	(66,174)
Accrued compensation	8,147	21,545
Other current liabilities	(3,040)	1,374
Other long-term liabilities	19,025	4,340
Net cash used in operating activities	(516,745)	(801,264)
Cash flows from investing activities:
Purchases of property, plant and equipment (including $(6,026) and $(20,421) from a related party for the three months ended March 31, 2024 and 2023, respectively)	(198,197)	(241,770)
Purchases of investments	(514,548)	(842,538)
Proceeds from maturities of investments	1,030,291	1,041,151
Proceeds from sale of investments	—	13,244
Other investing activities	—	1,197
Net cash provided by (used in) investing activities	317,546	(28,716)
Cash flows from financing activities:
Payment for finance lease liabilities	(1,081)	(1,427)
Proceeds from exercise of stock options	1,525	2,181
Proceeds from issuance of redeemable convertible preferred stock to a related party	1,000,000	—
Tax withholding payments for net settlement of employee awards	(3,242)	(6,499)
Net cash provided by (used in) financing activities	997,202	(5,745)
Net increase (decrease) in cash, cash equivalents, and restricted cash	798,003	(835,725)
Beginning cash, cash equivalents, and restricted cash	1,371,507	1,737,320
Ending cash, cash equivalents, and restricted cash	$2,169,510	$901,595

LUCID GROUP, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)
(in thousands)

Adjusted EBITDA

	Three Months Ended March 31,
	2024	2023
Net loss (GAAP)	$(680,859)	$(779,528)
Interest expense	7,501	7,108
Interest income	(50,631)	(40,005)
Provision for income taxes	188	129
Depreciation and amortization	68,838	49,838
Change in fair value of common stock warrant liability	(27,054)	40,802
Change in fair value of equity securities of a related party	19,933	—
Stock-based compensation	63,696	55,262
Restructuring charges	—	22,496
Adjusted EBITDA (non-GAAP)	$(598,388)	$(643,898)
Free Cash Flow

	Three Months Ended March 31,
	2024	2023
Net cash used in operating activities (GAAP)	$(516,745)	$(801,264)
Capital expenditures	(198,197)	(241,770)
Free cash flow (non-GAAP)	$(714,942)	$(1,043,034)